UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025 (March 16, 2025)

METROCITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-39068	47-2528408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5114 Buford Highway Doraville, Georgia		30340
(Address of principal executive offices)		(Zip Code)

(770) 455-4989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 16, 2025, MetroCity Bankshares, Inc. (“MCBS”) (NASDAQ Global Select Market: MCBS), Metro City Bank, a Georgia state-chartered bank and wholly owned subsidiary of MCBS (“Metro City Bank”), First IC Corporation, a Georgia corporation (“FIEB”), and First IC Bank, a Georgia state-chartered bank and wholly owned subsidiary of FIEB (“FIEB Bank”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Pursuant to the terms and subject to the conditions set forth in the Reorganization Agreement, FIEB will merge with and into MCBS, with MCBS as the surviving entity (the “Merger”). The Reorganization Agreement further provides that following the Merger, FIEB Bank will merge with and into Metro City Bank, with Metro City Bank as the surviving entity (the “Bank Merger” and, together with the Merger, the “Merger Transaction”).

Upon the terms and conditions set forth in the Reorganization Agreement, at the effective time of the Merger (the “Effective Time”) each share of FIEB common stock, par value $5.00 per share (the “FIEB Common Stock”), issued and outstanding immediately prior to the Effective Time (other than certain shares held by FIEB or MCBS, or Dissenting Shares (as defined in the Reorganization Agreement)), will be converted into the right to receive: (i) an amount of cash without interest equal to the quotient of (A) $111,965,213, subject to adjustments as provided in the Reorganization Agreement (as adjusted, the “Aggregate Cash Consideration”), divided by (B) the aggregate number of shares of FIEB Common Stock issued and outstanding immediately prior to the Effective Time, rounded to the nearest cent, and (ii) a number, as adjusted in accordance with the terms of the Reorganization Agreement, of validly issued, fully paid and nonassessable shares of MCBS common stock, par value $0.01 per share (“MCBS Common Stock”), equal to the quotient of (A) 3,384,588 shares of MCBS Common Stock, as adjusted in accordance with the terms of the Reorganization Agreement (as adjusted, the “Aggregate Stock Consideration”), divided by (B) the aggregate number of shares of FIEB Common Stock issued and outstanding immediately prior to the Effective Time, rounded to the nearest ten thousandth (collectively, the “Merger Consideration”).

As of the Effective Time, each option to purchase shares of FIEB Common Stock (each referred to as an “Option”), whether vested or unvested, that is then-outstanding and which has not been exercised or canceled prior thereto shall fully vest and be canceled and, on the Closing Date (as defined in the Reorganization Agreement), the holder thereof shall be entitled to receive from MCBS or Metro City Bank, cash in an amount equal to the product of (i) the number of shares of FIEB Common Stock provided for in each such Option, and (ii) the excess, if any, of (x) the Per Share Cash Equivalent Consideration (as defined in the Reorganization Agreement) over (y) the Exercise Price (as defined in the Reorganization Agreement). The Aggregate Cash Consideration will be reduced on a dollar for dollar basis in an amount equal to the aggregate cash payments to be paid to the Option holders. Any Option for which the Exercise Price exceeds the Per Share Cash Equivalent Consideration shall be cancelled as of the Effective Time without payment.

In connection with the Reorganization Agreement and the transactions contemplated hereby, FIEB is permitted an expense allowance for Transaction Costs (as defined in the Reorganization Agreement”) in an amount not to exceed $12,500,000 on a pre-tax basis (such amount, the “Transaction Expense Allowance”). In the event that the Final Transaction Costs (as defined in the Reorganization Agreement”) exceed the Transaction Expense Allowance as of the close of business on the third business day preceding the Closing Date, then the Aggregate Cash Consideration will be reduced, on a dollar for dollar basis, by an amount equal to the difference between the Final Transaction Costs and the Transaction Expense Allowance (the “Expense Reduction”). If the Final Transaction Costs are less than the Transaction Expense Allowance, then immediately prior to the Effective Time, FIEB may declare and pay to each holder of record of FIEB Common Stock a cash dividend for each outstanding share of FIEB Common Stock equal to the quotient of (a) the difference between the Transaction Expense Allowance and the Final Transaction Costs, divided by (b) the aggregate number of shares of FIEB Common Stock issued and outstanding immediately prior to the Effective Time, rounded to the nearest cent.

The Reorganization Agreement contains customary representations and warranties from FIEB, FIEB Bank, MCBS and Metro City Bank, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its respective business during the interim period between the execution of the Reorganization Agreement and the Effective Time, (ii) in the case of FIEB, its obligation to call a meeting of its shareholders to approve the Reorganization Agreement, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its shareholders approve the Reorganization Agreement, and (iii) in the case of FIEB, certain non-solicitation obligations with respect to alternative business combination proposals.

The completion of the Merger is subject to various closing conditions, including, among others, (i) the receipt of the requisite approval of FIEB’s shareholders of the Reorganization Agreement, (ii) the receipt of all required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Georgia Department of Banking and Finance, in each case without the imposition of a “Materially Burdensome Regulatory Condition” as defined in the Reorganization Agreement, (iii) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger Transaction or making such transactions illegal, (iv) the effectiveness of the registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (“SEC”) by MCBS in connection with the transactions contemplated by the Reorganization Agreement, and (v) the listing of the shares of MCBS Common Stock issuable pursuant to the Merger on Nasdaq, subject to official notice of issuance. Each party’s obligation to complete the Merger is also subject to additional customary conditions, including, among others, (a) the accuracy of the representations and warranties of the other party, subject to certain exceptions, (b) the performance in all material respects by each party of its obligations under the Reorganization Agreement, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Reorganization Agreement provides certain termination rights for both FIEB and MCBS. The Reorganization Agreement can be terminated by mutual consent, or by either party (i) in the event the approval of any Governmental Authority (as defined in the Reorganization Agreement) required for consummation of the Merger or Bank Merger shall have been denied by final, nonappealable action by such Governmental Authority or an application seeking approval of the Merger or Bank Merger shall have been permanently withdrawn at the request of a Governmental Authority, unless the failure to obtain such approval is due to the failure of the party seeking to terminate the Reorganization Agreement to perform or observe the obligations, covenants and agreements of such party, (ii) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period, (iii) if the Merger has not been consummated by the one year anniversary of the Reorganization Agreement (subject to extension as described in the Reorganization Agreement), or (iv) if FIEB’s shareholders fail to approve the Reorganization Agreement and any other matters required to be approved by FIEB’s shareholders in order to permit consummation of the transactions contemplated by the Reorganization Agreement. MCBS may terminate the Reorganization Agreement if the FIEB board of directors has failed to make, or changes its recommendation that its shareholders vote to approve the Reorganization Agreement, if the FIEB board of directors has recommended, proposed, or publicly announced its intention to recommend or propose, to engage in an Acquisition Transaction (as defined in the Reorganization Agreement) with any person other than MCBS, or if FIEB materially breaches its covenants related to non-solicitation or the calling of its shareholder meeting. In addition, FIEB may terminate the Reorganization Agreement if, prior to the approval of the Reorganization Agreement by the FIEB shareholders, FIEB receives, and the FIEB board of directors approves, a proposal which constitutes or is reasonably likely to lead to a Company Superior Proposal (as defined in the Reorganization Agreement).

In addition, if (i) the average of the closing price per share of MCBS Common Stock on The Nasdaq Global Select Market for the ten (10) consecutive trading days ending on and including the third (3rd) trading day preceding the Closing Date (the “Average Closing Price”) is less than 80% of the average of the closing price per share of MCBS Common Stock on The Nasdaq Global Select Market for the ten (10) consecutive trading days ending on and including the trading day immediately preceding the date of the Reorganization Agreement and (ii) MCBS Common Stock underperforms the KBW Regional Bank Index by more than 20.0%, FIEB has the right to terminate the Reorganization Agreement. Upon receipt of notice of such termination, MCBS has the right, but not the obligation, to increase the Merger Consideration to prevent a termination of the Reorganization Agreement by FIEB. MCBS may within two business days increase the Merger Consideration in its discretion by increasing either (1) the Aggregate Cash Consideration and and/or (2) the Aggregate Stock Consideration, such that the sum of such additional consideration plus the value of the Aggregate Stock Consideration is equal to $76,331,936 (valuing the Aggregate Stock Consideration based on the Average Closing Price).

The Reorganization Agreement further provides that a termination fee of $8,239,563 will be payable by FIEB in connection with the termination of the Reorganization Agreement under certain circumstances.

The Reorganization Agreement was unanimously approved by the Boards of Directors of each of FIEB, FIEB Bank, MCBS and Metro City Bank.

Subject to the fulfillment or, if permissible, waiver of the closing conditions under the Merger, certain of which are described above, the parties anticipate that the Merger will close during the fourth quarter of 2025.

The foregoing summary of the Reorganization Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

On March 16, 2025, in connection with the execution of the Reorganization Agreement, FIEB and MCBS entered into a voting agreement (the “Voting Agreement”) with all FIEB directors and executive officers with voting power, who in the aggregate have the power to vote approximately 25% of the outstanding shares of FIEB Common Stock. The Voting Agreement provides that, subject to the terms and conditions thereof, each of the directors and executive officers of FIEB, solely in their capacity as shareholders of FIEB, will vote the shares of FIEB Common Stock she or he owns in favor of the approval of the Reorganization Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Voting Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In addition, in connection with entering into the Reorganization Agreement, each non-executive director of FIEB and FIEB Bank has entered into a director support agreement (the “Director Support Agreements”), pursuant to which each director agrees to refrain from harming the goodwill of FIEB, MCBS or any of their respective subsidiaries and their respective customer, client and vendor relationships for a period of two (2) years following the completion of the Merger, as well as certain additional restrictive covenants.

The foregoing description of the Director Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of Director Support Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Reorganization Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Reorganization Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between FIEB and MCBS instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive consummation of the Merger, and were made only as of the date of the Reorganization Agreement or such other date as is specified in the Reorganization Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Reorganization Agreement is included with this filing only to provide investors with information regarding the terms of the Reorganization Agreement, and not to provide investors with any factual information regarding FIEB or MCBS or their respective subsidiaries, affiliates or businesses. The Reorganization Agreement should not be read alone, but should instead be read in conjunction with the other information regarding FIEB, MCBS, their respective subsidiaries, affiliates or businesses, the Reorganization Agreement and the Merger Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of FIEB and a prospectus of MCBS, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that MCBS has made and will make with the SEC.

Item 7.01	Regulation FD Disclosure.

On March 17, 2025, MCBS and FIEB issued a joint press release announcing the execution of the Reorganization Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. MCBS is providing supplemental information regarding the Merger Transaction in the investor presentation attached as Exhibit 99.2 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, by and among MetroCity Bankshares, Inc., Metro City Bank, First IC Corporation, and First IC Bank, dated as of March 16, 2025 (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.)
10.1	Form of Voting Agreement
10.2	Form of Director Support Agreement
99.1*	Joint press release issued by MetroCity Bankshares, Inc. and First IC Corporation, dated March 17, 2025, announcing the execution of the Reorganization Agreement
99.2*	Investor Presentation, dated March 17, 2025, for supplemental information relating to the Merger Transaction
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished, not filed.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of FIEB and MCBS, the expected timing of completion of the proposed transaction, and other statements that are not historical facts. Such statements reflect the current views of MCBS and FIEB with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward-looking statements. Forward-looking statements often, but not always, may be identified by words such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995.

MCBS and FIEB caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond MCBS’s and FIEB’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the FIEB and MCBS market areas; (6) increased competition in the markets of MCBS and FIEB; (7) success, impact, and timing of business strategies of MCBS and FIEB; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between FIEB and MCBS on the combined entities’ operations, financial condition, and financial results; (10) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); (11) the failure to obtain FIEB shareholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction; (12) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Reorganization Agreement; (13) the outcome of any legal proceedings that may be instituted against MCBS or FIEB; (14) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MCBS and FIEB do business; (15) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (16) diversion of management’s attention from ongoing business operations and opportunities; (17) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (18) the dilution caused by MCBS’s issuance of additional shares of its capital stock in connection with the proposed transaction; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and (20) other factors that may affect the future results of MCBS and FIEB.

Additional factors that could cause results to differ materially from those described above can be found in MCBS’s Annual Report on Form 10-K for the year ended December 31, 2024, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such report, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the “SEC Filings” section of MCBS’s website, www.metrocitybank.bank/investor-relations/sec-filings, and in other documents MCBS files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither MCBS nor FIEB assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This communication is being made with respect to the proposed transaction involving MCBS and FIEB. This material is not a solicitation of any vote or approval of the FIEB shareholders and is not a substitute for the proxy statement/prospectus or any other documents that MCBS and FIEB may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

In connection with the proposed transaction between MCBS and FIEB, MCBS will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement for a special meeting of FIEB’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the MCBS common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF MCBS AND FIEB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS IN THEIR ENTIRETY REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, FIEB will mail the proxy statement/prospectus to its shareholders. Investors and security holders are also urged to carefully review and consider MCBS’s public filings with the SEC, including, but not limited to, their proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about MCBS, all of which may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from MCBS at www.metrocitybank.bank/investor-relations/sec-filings. Copies of the proxy statement/prospectus can also be obtained, when they become available, free of charge, by directing a request to MetroCity Bankshares, Inc., 5114 Buford Highway, Doraville, GA 30340, Attention: Lucas Stewart, Chief Financial Officer, Telephone: (678) 580-6414.

Participants in the Solicitation

MCBS, FIEB, and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from the shareholders of FIEB in connection with the proposed transaction. Information regarding MCBS’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 12, 2024, and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 10, 2025, and other documents filed by MCBS with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the proxy solicitation of FIEB’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials filed with the SEC when they become available, which may be obtained free of charge as described in the preceding paragraph. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2025	METROCITY BANKSHARES, INC.

	By:	/s/ Lucas Stewart
	Name:	Lucas Stewart
	Title:	Chief Financial Officer